Exhibit 99.1

Cheche Technology and Shanghai Insurance Exchange Hosted New Energy Vehicle-Focused Auto Insurance Industry Summit

Beijing, China – May 30, 2023 – Cheche Technology Inc. (“Cheche Technology” or the “Company”), China’s leading auto insurance technology platform, jointly hosted an auto insurance industry summit focused on new energy vehicles (“NEV”s) with the Shanghai Insurance Exchange, an integrated global insurance services platform, in Beijing on May 17th. The Shanghai Insurance Exchange was established with the approval of the State Council in November 2015, initiated and funded by 91 insurance companies, intermediaries, and financial institutions. It is an exchange platform for insurance, reinsurance, insurance asset management and related products.

Participation of Leading Insurance Companies and NEV Manufacturers:

A total of 40 representatives from eight insurance companies, including People’s Insurance Company of China, Ping An Insurance Group, and China Pacific Insurance Company, and nine NEV companies, including XPeng, NIO, and AVATR, were in attendance, along with a group of industry experts and business leaders to jointly discuss the ongoing challenges and solutions in the current environment, as well as exchange ideas and collaborate on future developments.

Shan Shufeng, deputy general manager of the Shanghai Insurance Exchange, said, “A high-quality NEV industry and the corresponding development of an effective NEV auto insurance industry requires cross-industry integration. Enhancing collaboration and maintaining regular and rigorous dialogues between insurance carriers, NEV companies and technology platforms will help achieve accurate, real-time collection of NEV insurance data and integrated various technology stacks that, once disseminated, will drive improvements in new insurance products and risk management services, promoting cost reductions and increased efficiencies throughout the industry and collectively strengthening the NEV ecosystem.

Focus on Improved Consumer Experience and NEV Risk Management for Insurers:

Consumer preferences continue to be the driving force behind the NEV car industry and insurance platforms. To achieve further progress, priorities must remain aligned with the customer— distribution channels must be enhanced and the consumer experience must continue to be improved. Above all, the insurance companies present were adamant about the high value they place on risk management.

Zhang Lei, CEO of Cheche Technology, said, “Although NEV insurance is currently considered a risky product facing high loss ratios and claims, there is a vast opportunity for insurance innovation with this new generation of vehicles. Reimagining NEV sales approaches, optimizing consumer services, and leveraging the interconnection of vehicle data, combined with consistent upgrades and innovation to pricing models, provides unlimited possibilities for the enhancement of insurance products. Our Company’s evolving technology will enable NEV manufacturers to have their own customized sales, claims, service, and digital insurance platforms to further optimize the end user’s experience.”

Insurance Innovations to Enable NEV Adoption:

NEVs may initially be considered higher risk to insure than traditional internal combustion vehicles due to the relative lack of historical loss information, the complexity and delays of making major repairs due to the lack of qualified technicians, and the risk of total loss in the event that the lithium battery is compromised. But the event made it clear that the rich data connections of NEVs have the potential to revolutionize how risk is measured, providing consumers with a more convenient and efficient purchasing and claims experience while dramatically reducing the potential for fraud.

The event’s success demonstrated the possibilities that can be achieved when companies prioritize collaboration focused on consumer benefits, innovation, and efficiency as the NEV sector becomes one of the most important industries globally.

Cheche Technology announced on January 30, 2023, that it had entered into a definitive business combination agreement (the “Business Combination Agreement”) with Prime Impact Acquisition I (“Prime Impact”) (NYSE: PIAI), a publicly traded special purpose acquisition company, that will result in Cheche Technology becoming a publicly listed company (the “Proposed Transaction”). Upon closing, the combined company (the “Combined Company”) will be listed on Nasdaq under the new ticker symbol “CCG.”

About Cheche Technology

Established in 2014 and headquartered in Beijing, China, Cheche Technology is a leading auto insurance technology platform with a nationwide network of around 110 branches licensed to distribute insurance policies across 24 provinces, autonomous regions and municipalities in China. Capitalizing on its leading position in auto insurance transaction services, Cheche Technology has evolved into a comprehensive, data-driven technology platform that offers a full suite of services and products for digital insurance transactions and insurance SaaS solutions in China. Learn more at https://www.chechegroup.com/en.

About Prime Impact

Prime Impact is a Cayman Islands exempted company formed on July 21, 2020, for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization, or similar business combination involving Prime Impact and one or more businesses. Prime Impact is focused on partnering with experienced management teams building innovative, data-centric technology or technology-related companies in key Asian markets with a focus on the Greater China market. Prime Impact is led by Co-Founder, Co-CEO and CFO Mark Long and Co-Founder and Co-CEO Michael Cordano. Learn more at https://ir.primeimpactcapital.com.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements also include, but are not limited to, statements regarding projections, estimates and forecasts of revenue and other financial and performance metrics, projections of market opportunity and expectations, the estimated implied enterprise value of the Combined Company, Cheche Technology’s ability to scale and grow its business, the advantages and expected growth of the Combined Company, the Combined Company’s ability to source and retain talent, the cash position of the Combined Company following closing of the Proposed Transaction, Prime Impact’s and Cheche Technology’s ability to consummate the Proposed Transaction, and expectations related to the terms and timing of the Proposed Transaction, as applicable. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Prime Impact’s and Cheche Technology’s management and are not predictions of actual performance.

These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward-looking statements. Although each of Prime Impact and Cheche Technology believes that it has a reasonable basis for each forward-looking statement contained in this press release, each of Prime Impact and Cheche Technology cautions you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. In addition, there will be risks and uncertainties described in the proxy statement/prospectus included in the Registration Statement relating to the Proposed Transaction, which is expected to be filed by the Combined Company with the Securities and Exchange Commission (the “SEC”) and other documents filed by the Combined Company or Prime Impact from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Neither Prime Impact nor Cheche Technology can assure you that the forward-looking statements in this press release will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, the ability to complete the Proposed Transaction due to the failure to obtain approval from Prime Impact’s shareholders or satisfy other closing conditions in the Business Combination Agreement, the occurrence of any event that could give rise to the termination of the Business Combination Agreement, the ability to recognize the anticipated benefits of the Proposed Transaction, the amount of redemption requests made by Prime Impact’s public shareholders, costs related to the Proposed Transaction, the impact of the global COVID-19 pandemic, the risk that the Proposed Transaction disrupts current plans and operations as a result of the announcement and consummation of the Proposed Transaction, the outcome of any potential litigation, government or regulatory proceedings, and other risks and uncertainties, including those to be included under the heading “Risk Factors” in the Registration Statement to be filed by the Combined Company with the SEC and those included under the heading “Risk Factors” in the annual report on Form 10-K for year ended December 31, 2022 of Prime Impact and in its subsequent quarterly reports on Form 10-Q and other filings with the SEC. There may be additional risks that neither Prime Impact nor Cheche Technology presently know or that Prime Impact and Cheche Technology currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In light of the significant uncertainties in these forward-looking statements, nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. The forward-looking statements in this press release represent the views of Prime Impact and Cheche Technology as of the date of this press release. Subsequent events and developments may cause those views to change. However, while Prime Impact and Cheche Technology may update these forward-looking statements in the future, there is no current intention to do so, except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the views of Prime Impact or Cheche Technology as of any date subsequent to the date of this press release. Except as may be required by law, neither Prime Impact nor Cheche Technology undertakes any duty to update these forward-looking statements.

Additional Information and Where to Find It

In connection with the Proposed Transaction, Prime Impact and the Company intend to cause a registration statement on Form F-4 to be filed with the SEC, which will include a proxy statements to be distributed to Prime Impact’s shareholders in connection with Prime Impact’s solicitation for proxies for the vote by Prime Impact’s shareholders in connection with the Proposed Transaction and other matters as described in the registration statement, as well as a prospectus relating to the Company’s securities to be issued in connection with the Proposed Transaction. Prime Impact’s shareholders and other interested persons are advised to read, once available, the preliminary proxy statement/prospectus and any amendments thereto and, once available, the definitive proxy statement/prospectus, in connection with Prime Impact’s solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the Proposed Transaction, because these documents will contain important information about Prime Impact, the

Company and the Proposed Transaction. After the registration statement is filed and declared effective, Prime Impact will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date to be established for voting on the Proposed Transaction. Shareholders may also obtain a copy of the preliminary and definitive proxy statement/prospectus to be included in the registration statement, once available, as well as other documents filed with the SEC regarding the Proposed Transaction and other documents filed with the SEC, without charge, at the SEC’s website located at www.sec.gov.

Participants in the Solicitation

Prime Impact, Cheche Technology and their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from Prime Impact’s shareholders in connection with the Proposed Transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Prime Impact’s shareholders in connection with the Proposed Transaction will be set forth in the proxy statement/prospectus included in the Registration Statement to be filed with the SEC in connection with the Proposed Transaction. You can find more information about Prime Impact’s directors and executive officers in Prime Impact’s final prospectus related to its initial public offering dated September 9, 2020. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement/prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential Transaction, and does not constitute an offer to sell or the solicitation of an offer to buy any securities of Prime Impact, the Company or the combined company, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Prime Impact:

Mark Long

investorinfo@primeimpactcapital.com

(650) 825-6965

Cheche Technology:

IR@chechegroup.com

Crocker Coulson

crocker.coulson@aummedia.org

(646) 652-7185